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                                                                    EXHIBIT 23.1




                          INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in this Registration Statement of MetroCorp Bancshares, Inc. on Form S-8 of our reports dated March 20, 2002, appearing in the Annual Report on Form 10-K of MetroCorp Bancshares, Inc. for the year ended December 31, 2001.

/s/ DELOITTE & TOUCHE LLP

Houston, Texas
October 11, 2002